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Exhibit 10.1

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Stolt Offshore S.A. (a Luxembourg company) and its subsidiaries' ("the Company") Registration Statements on Form S-8, File Nos. 33-85168, 333-09292 and 333-74321 and on Form S-3, File No. 333-86288 of our report dated April 1, 2003, relating to the consolidated financial statements of the Company as of and for the year ended November 30, 2002 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the application of procedures relating to certain disclosures and reclassifications of financial statement amounts related to the 2001 and 2000 financial statements that were audited by other auditors who have ceased operations and for which we have expressed no opinion or other form of assurance other than with respect to such disclosures and reclassifications) appearing in this Annual Report on Form 20-F of the Company for the year ended November 30, 2002.

                      /s/ Deloitte & Touche

Glasgow, United Kingdom
June 2, 2003

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CONSENT OF INDEPENDENT AUDITORS